Exhibit 10.2
AMENDMENT TO
CHANGE IN CONTROL AGREEMENT
THIS AMENDMENT, made the 17th day of August, 2005, by CT COMMUNICATIONS, INC. (the “Company”), a North Carolina corporation with its principal office at Concord, North Carolina, and Michael R. Coltrane (“Employee”), an employee of the Company.
WHEREAS, the Company and the Employee have previously entered into a Change in Control Agreement dated October 1, 1997 (the “Agreement”); and
WHEREAS, the parties desire to amend the Agreement to provide that any Compensation payable to the Employee under the terms of the Agreement shall be paid in the form of a single lump sum.
NOW, THEREFORE, in consideration of the terms contained herein, the Employee’s employment with the Company, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee agree that the Agreement shall be and hereby is amended by deleting Section IA and substituting therefor the following:
“A. If a Change in Control (as defined in Section IA(iii) hereof) occurs and if, within two years following the Change in Control, the employment of the Employee is terminated (A) by the Company other than for Cause (as defined in Section IA(i) hereof), or (B) by the Employee for Good Reason (as defined in Section IA(ii) hereof), an amount equal to the Employee’s Compensation (as defined in Section IA(iv) hereof), less applicable withholdings, for a period of thirty-five months, shall be paid by the Company to the Employee in a single lump sum within 30 days of termination of the Employee’s employment under circumstances entitling the Employee to Compensation hereunder.”
Except as amended herein, all other provisions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto effective as of the day and year first above stated.

CT COMMUNICATIONS, INC.

By:	/s/ RICHARD L. GARNER, JR.

Richard L. Garner, Jr.

EMPLOYEE

/s/ MICHAEL R. COLTRANE		(Seal)

Michael R. Coltrane

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